UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2021

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56015	82-4533053
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

215 Depot Court SE, Suite 215

Leesburg, VA 20175

(Address of Principal Executive Office) (Zip Code)

(703) 436-2161

(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The relevant information in Item 5.02 on this Current Report on Form 8-K, regarding the Liscouski Equity Compensation, the Liscouski Inducement Options, the Liscouski Options, the Roberts Options and the Morris Options, is incorporated herein by reference. The shares of common stock underlying the Liscouski Equity Compensation, the Liscouski Inducement Options, the Liscouski Options, the Roberts Options and the Morris Options were not registered under the Securities Act of 1933, as amended (the “Securities Act”) but qualified for exemption under Section 4(a)(2) and/or Regulation D of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CEO Amended and Restated Employment Agreement

On April 26, 2021, Quantum Computing Inc. (the “Company”) entered into an amended and restated employment agreement (the “Liscouski Amended and Restated Employment Agreement”) with Mr. Robert Liscouski, the Company’s Chief Executive Officer. The Liscouski Amended and Restated Employment Agreement supersedes and replaces Mr. Liscouski’s prior employment agreement with the Company. The Liscouski Amended and Restated Employment Agreement is for an initial term of three years and it will be automatically renewed for consecutive one-year terms at the end of the initial term. The Liscouski Amended and Restated Employment Agreement may be terminated with or without cause. Mr. Liscouski will receive an annual base salary of $400,000.00 and shall be eligible to earn a performance bonus of up to fifty percent (50%) of his base salary. Mr. Liscouski shall also receive 150,000 stock options per annum to purchase shares of common stock of the Company, beginning on the first anniversary of the Liscouski Amended and Restated Employment Agreement (the “Liscouski Equity Compensation”). The Liscouski Equity Compensation will vest over three years from date of its grant with one-third of the Liscouski Equity Compensation vesting on the date of grant, and the remainder of the Liscouski Equity Compensation vesting in equal monthly installments thereafter. To induce Mr. Liscouski to enter into the Liscouski Amended and Restated Employment Agreement, Mr. Liscouski shall receive (i) 250,000 stock options to purchase shares of common stock of the Company (the “Liscouski Inducement Options”); and (ii) 250,000 stock options to purchase shares of common stock of the Company upon the Company uplisting to NASDAQ, subject to the Company’s shareholders approving an amendment to the Quantum Computing Inc. 2019 Equity and Incentive Plan (the “Plan Amendment”) (the “Liscouski Options”).

Upon termination of Mr. Liscouski without cause, or as a result of Mr. Liscouski’s resignation for Good Reason (as such term is defined in the Liscouski Amended and Restated Employment Agreement) the Company shall pay or provide to Mr. Liscouski severance pay equal to his then current monthly base salary for 12 months from the date of termination and all stock options granted by the Company and then held by Mr. Liscouski shall be accelerated and become fully vested and exercisable as of the date of Mr. Liscouski’s termination.

CFO Employment Agreement

On April 26, 2021, the Company entered into an employment agreement (the “Roberts Employment Agreement”) with Mr. Christopher Roberts, the Company’s Chief Financial Officer. The Roberts Employment Agreement is for an initial term of three years and it may be terminated with or without cause. Mr. Roberts will receive an annual base salary of $300,000.00 and shall be eligible to earn a performance bonus of up to fifty percent (50%) of his base salary. Mr. Roberts shall also receive 400,000 stock options to purchase shares of common stock of the Company (the “Roberts Options”), which shall vest as follows: (i) 150,000 options shall vest immediately upon grant (ii) 83,333 options shall vest on the 12-month anniversary of the date of grant (iii), 83,333 options shall vest on the 24-month anniversary of the date of grant and (iv) 83,334 options shall vest on the 36-month anniversary of the date of grant.

Upon termination of Mr. Roberts without cause, or as a result of Mr. Roberts’ resignation for Good Reason (as such term is defined in the Roberts Employment Agreement) the Company shall pay or provide to Mr. Roberts severance pay equal to his then current monthly base salary for 12 months from the date of termination and all stock options granted by the Company and then held by Mr. Roberts shall be accelerated and become fully vested and exercisable as of the date of Mr. Roberts’ termination.

Chief Revenue Officer Employment Agreement

On April 29, 2021, the Company entered into an employment agreement (the “Morris Employment Agreement”) with Mr. David Morris, the Company’s Chief Revenue Officer. The Morris Employment Agreement is for an initial term of three years and it may be terminated with or without cause. Mr. Morris will receive an annual base salary of $415,000.00 and shall be eligible to earn a performance bonus subject to Mr. Morris achieving the performance milestones set forth in the Morris Employment Agreement. Mr. Morris shall also receive 200,000 stock options to purchase shares of common stock of the Company (the “Morris Options”), which shall vest as follows: (i) 50,000 options shall vest on the first anniversary of the Morris Employment Agreement (ii) 50,000 shall vest on the second anniversary of the Morris Employment Agreement (iii), 100,000 options shall vest on the third anniversary of the Morris Employment Agreement.

Upon termination of Mr. Morris within twelve (12) months after a Change of Control (as such term is defined in the Morris Employment Agreement), the Company shall pay or provide to Mr. Morris severance pay equal to his then current monthly base salary for 6 months from the date of termination.

Item 5.02 of this Current Report on Form 8-K contains only a brief description of the material terms of the Liscouski Amended and Restated Employment Agreement, the Roberts Employment Agreement and the Morris Employment Agreement and does not purport to be a complete description of the rights and obligations of the parties to the Liscouski Amended and Restated Employment Agreement, the Roberts Employment Agreement and the Morris Employment Agreement and such descriptions are qualified in their entirety by reference to the full text of the Liscouski Amended and Restated Employment Agreement and the Roberts Employment Agreement, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Amended and restated Employment Agreement, dated April 26, 2021, by and between Quantum Computing Inc. and Robert Liscouski
10.2	Employment Agreement, dated April 26, 2021, by and between Quantum Computing Inc. and Christopher Roberts
10.3	Employment Agreement, dated April 29, 2021, by and between Quantum Computing Inc. and David Morris

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUANTUM COMPUTING INC.

Dated: April 30, 2021	By:	/s/ Christopher Roberts
Christopher Roberts Chief Financial Officer

3